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                                                                      Exhibit 17

                               POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Richard M. Reilly, Joseph W. MacDougall, Jr., George M. Boyd and Gregory D. Sheehan, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of Allmerica Investment Trust and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.

Signature                     Title                                        Date
---------                     -----                                        ----
_______________________       Chairman of the Board and Trustee            _________________
John F. O'Brien

_______________________       President, Chief Executive Officer           _________________
Richard M. Reilly             and Trustee

_______________________       Treasurer (Principal Accounting Officer)     _________________
Paul T. Kane

_______________________       Trustee                                      _________________
P. Kevin Condron

/s/ Cynthia A. Hargadon       Trustee                                      2/16/00
-----------------------                                                    -----------------
Cynthia A. Hargadon

_______________________       Trustee                                      _________________
Gordon Holmes

_______________________       Trustee                                      _________________
John P. Kavanaugh

_______________________       Trustee                                      _________________
Bruce E. Langton

_______________________       Trustee                                      _________________
Attiat F. Ott

_______________________       Trustee                                      _________________
Ranne P. Warner